Note Receivable	6 Months Ended
Jun. 30, 2024
Note Receivable [Abstract]
Note Receivable

Note 4. Note receivable

On November 9, 2023, a third party issued an unsecured promissory note to the Company, pursuant to which the Company lent a principal amount of $3,000,000. The note bears interest at the rate of 3% per month and shall be paid one month after the disbursement of funds by the Company. This note receivable balance had been fully collected in January 2024.

On January 5, 2024, the same third party issued another unsecured promissory note to the Company, pursuant to which the Company lent a principal amount of $2,500,000. The note bears interest at the rate of 3% per month and shall be paid eleven months after the disbursement of funds by the Company. For the six months ended June 30, 2024, the interest income recorded for this note receivable was $75,000. As of June 30, 2024, the outstanding receivable balance of this note was $2,575,000.